UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Date of report)	April 2, 2013
(Date of earliest event reported)	March 28, 2013

ONEOK, Inc.
(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

100 West Fifth Street; Tulsa, OK
(Address of principal executive offices)

74103
(Zip code)

(918) 588-7000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01		Entry Into a Material Definitive Agreement.

On March 28, 2013, we entered into the first amendment (the “Amendment”) of our existing $1.2 billion credit agreement (the “Credit Agreement”) dated as of April 5, 2011 between us, the lenders from time to time party thereto, Bank of America, N.A., as the administrative agent, swing line lender and a letter of credit issuer and JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc, as letter of credit issuers. The Amendment, among other things, provides for (i) a reduction in the facility fee and the interest rate margins for any borrowings after the Amendment’s effective date and (ii) extends the Credit Agreement’s maturity date from April 5, 2016 to March 28, 2018.

Certain of the lenders, as well as certain of their respective affiliates, have performed and may in the future perform for us and our subsidiaries various commercial banking, investment banking, underwriting, financial advisory and other financial services, for which they have received and may in the future receive customary fees and expenses.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”) and is incorporated in this Item 1.01 by reference.

Item 2.03		Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Information reported under Item 1.01 of this Report is incorporated by reference in response to this Item 2.03. As of the date of this Report, we had no outstanding borrowings under the Credit Agreement, as amended by the Amendment.

Item 9.01		Financial Statements and Exhibits.

	(d)	Exhibits

Exhibit Number		Description
10.1
First Amendment to Credit Agreement, dated as of March 28, 2013, among ONEOK, Inc., as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, swing line lender, and a letter of credit issuer, and JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc, as letter of credit issuers.

SIGNATURE

Pursuant to the requirements of Section 18 the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date:	April 2, 2013	By:	/s/ Derek S. Reiners
Derek S. Reiners Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
10.1
First Amendment to Credit Agreement, dated as of March 28, 2013, among ONEOK, Inc., as borrower, the lenders party thereto, Bank of America, N.A., as administrative agent, swing line lender, and a letter of credit issuer, and JPMorgan Chase Bank, N.A. and The Royal Bank of Scotland plc, as letter of credit issuers.

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